UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8031

Seligman Value Fund Series, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

Value Fund Series, Inc.

Large-Cap Value Fund

Smaller-Cap Value Fund

Annual Report

December 31, 2006

A Value Approach to Seeking Long-Term Capital Appreciation

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

Your annual shareholder report for Seligman Value Fund Series, Inc. follows this letter. The report contains a discussion with your portfolio managers as well as the investment results, portfolios of investments, and financial statements for Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund.

Seligman Smaller-Cap Value Fund delivered a total return of 21.4% for the year ended December 31, 2006, based on the net asset value of Class A shares. The Lipper Small-Cap Core Funds Average returned 14.9% and the Lipper Small-Cap Value Funds Average returned 16.6%. The Fund’s benchmark, the Russell 2000 Value Index, returned 23.5% for the same period.

For the year ended December 31, 2006, Seligman Large-Cap Value Fund posted a total return of 12.9%, based on the net asset value of Class A shares. During the same period, the Lipper Large-Cap Value Funds Average returned 18.0% and the Lipper Multi-Cap Value Funds Average returned 17.4%. The Fund’s benchmark, the Russell 1000 Value Index, returned 22.3% for the same period.

Thank you for your continued support of Seligman Value Fund Series. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP

Shareholder Service Agent

Seligman Data Corp.

100 Park Avenue

New York, NY 10017

Mail Inquiries To:

P.O. Box 9759

Providence, RI 02940-9759

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Important Telephone Numbers

(800)  221-2450  Shareholder Services

(800)  445-1777   Retirement Plan Services

(212)   682-7600 Outside the United States

(800)  622-4597  24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Smaller-Cap Value Fund

Q.	How did Seligman Smaller-Cap Value Fund perform for the year ended December 31, 2006?

A.	Seligman Smaller-Cap Value Fund delivered a total return of 21.4% for the year ended December 31, 2006, based on the net asset value of Class A shares. The Lipper Small-Cap Core Funds Average returned 14.9%, the Lipper Small-Cap Value Funds Average returned 16.6%, and the Fund’s benchmark, the Russell 2000 Value Index, returned 23.5% for the same period.

Q.	What market conditions and events materially affected the Fund’s performance during 2006?

A.	We believe 2006 was a year in which many investors expected an economic slowdown, and we finally saw that occur late in the year as a result of the two-year period of monetary tightening by the Federal Reserve. It was believed that the Fed’s actions would finally have an effect on the economy, and to a large extent, we think it has.

The year was characterized by tremendous earnings growth in corporate America in the face of what we believed to be a so-so economy. The driving force behind the stock market was M&A (merger and acquisitions) activity. Many companies have currently amassed large cash reserves on their balance sheets and, rather than starting new companies, we are seeing buyouts of existing companies.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the period?

A.	The Fund’s largest allocation was to the Industrials sector. The sector was among the top performing sectors of the benchmark, and the Fund’s considerable overweight relative to the benchmark aided the Fund’s investment results. Exceptional stock selection within the sector enabled the Fund to outperform the benchmark to a significant degree. Especially beneficial to the Fund’s performance were its holdings in Continental Airlines, Terex, and Stewart & Stevenson Services. Continental Airlines delivered exceptional returns for the period, as airlines in general have been able to take advantage of increased traffic and pricing power. The stock of Terex Corp., a machinery company that produces industrial and farm equipment, was up over 117% for the year. Stewart & Stevenson, an Industrials company whose principal business is producing and retrofitting military tactical vehicles for the US Army, was acquired at an attractive premium earlier in the year.

The Fund also had a sizable allocation to the Consumer Discretionary sector. The sector was among the bottom-performing sectors in the benchmark for the period, and the Fund’s large relative overweight had a negative effect on Fund performance. Stock selection, to a lesser degree, was detrimental to Fund performance, in particular specialty retailer Finish Line. Though the Fund’s position in the stock was eliminated earlier in the year, its disappointing performance was enough to qualify the stock as one of the largest individual detractors for the period. Stock selection was not without its winners however, as top holding Sotheby’s delivered impressive investment results, making a significant contribution to Fund performance.

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Smaller-Cap Value Fund (continued)

Health Care was the largest area of negative contribution. The sector was among the weaker performing sectors for the period, and while the Fund’s large overweight worked against its favor, the Fund’s relative underperformance within the sector can be attributed primarily to stock selection. Biotech firm PDL BioPharma posted negative investment results for the period, ending the period as one of the Fund’s largest negative contributors. Adverse stock selection within the Materials sector also worked against the Fund’s investment results. While the sector delivered considerable performance for the benchmark, the Fund significantly underperformed despite its relative overweight in the sector. We attribute this relative underperformance to a case in which the benchmark included a materials company that delivered exceptional returns that the Fund did not own, as there were no notable detractors owned by the Fund within the sector.

As the year progressed, we increased the quality of technology names the portfolio owns. We believed that, as technology rebounded, the performance of lower-quality cheap tech stocks would pick up, followed by higher-quality names, as we have historically seen happen. This was not the case, however, and the performance of lower-quality names stayed down. As such, the Information Technology sector was an area of relative underperformance. Semiconductor and Semiconductor Equipment company Credence Systems and Computer and Peripherals company Hypercom both delivered negative returns, dragging Fund performance downward relative to the benchmark. The Fund’s position in Credence Systems was eliminated earlier in the year. Though not enough to offset earlier losses, Fund performance within Information Technology improved dramatically during the fourth quarter as our shift to higher-quality names began to show some reward.

Strong stock selection within Energy aided performance. Though it was up just over 16%, the sector was the weakest performing sector within the benchmark. The Fund’s energy holdings, however, enabled it to deliver investment results double that of the benchmark for the year.

While the benchmark’s total return for the period exceeded that of the Fund, we saw a big turn-around in the final three months of the year, moving from a total return of around 6% at the end of the third quarter to over 20% by the end of the year. We believe the companies we own are strong, earnings growth remains attractive, and valuations are not excessive. They have done well for us, and we believe they still have a long way to go.

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Large-Cap Value Fund

Q.	How did Seligman Large-Cap Value Fund perform for the year ended December 31, 2006?

A.	For the year ended December 31, 2006, Seligman Large-Cap Value Fund posted a total return of 12.9%, based on the net asset value of Class A shares. During the same period, the Lipper Large-Cap Value Funds Average returned 18.0% and the Lipper Multi-Cap Value Funds Average returned 17.4%. The Fund’s benchmark, the Russell 1000 Value Index, returned 22.3% for the same period.

Q.	What market conditions and events materially affected the Fund’s performance during 2006?

A.	We believe 2006 was a year in which many investors expected an economic slowdown, and we finally saw signs that this was beginning to occur late in the year as a result of the two-year period of monetary tightening by the Federal Reserve. It was believed that the Fed’s actions would finally have an effect on the economy, and to a large extent, we think it has.

The year was characterized by tremendous earnings growth in corporate America in the face of what we believed to be a so-so economy. The driving force behind the stock market was M&A activity. Many companies have currently amassed large cash reserves on their balance sheets and, rather than starting new companies, we are seeing buyouts of existing companies.

Q.	What investment strategies and techniques materially affected the Fund’s performance during the period?

A.	The Fund’s largest weighting during the period was in Financials. The sector was also the largest benchmark allocation, with an average weighting during the period of over 35%. From a prudency perspective, we were not comfortable allocating such a significant portion of the Fund’s assets to one sector. While the sector delivered solid returns for the Fund, the Fund maintained a considerable relative underweight and underperformed the benchmark in the sector for the period.

Much of the underweight in Financials was diverted into Industrials, the Fund’s second largest sector weighting and nearly triple the weighting of the benchmark. Railroad operator CSX delivered robust investment results for the year, contributing nicely to Fund performance. Results elsewhere in the sector, however, were not enough to outperform the benchmark overall within Industrials.

The largest area of contribution came from the Consumer Discretionary sector. The Fund was underweight relative to the benchmark, but strong stock selection led the Fund to outperform, delivering strong absolute and relative performance within the sector. Retailer J.C. Penney, a portfolio top holding, was up significantly for the year and was the second largest contributor to Fund performance.

Health Care was the weakest performing sector for the benchmark and the largest detractor from Fund performance for the period. The Fund was overweight, relative to the benchmark, though stock selection

Interview With Your Portfolio Managers

Neil T. Eigen and Richard S. Rosen

Seligman Large-Cap Value Fund (continued)

led to underperformance. The Fund did eke out a positive return in the sector for the period. Medical device company Boston Scientific and healthcare provider

HCA both posted disappointing results for the Fund during the period. We sold our position in HCA early in the year, but continue to hold Boston Scientific as we strongly believe that it is a solid company with attractive potential.

The Utilities sector posted the largest gain for the Fund. The Fund’s sector allocation was small — nearly half that of the benchmark. A top holding in the portfolio during the year, and at year-end, the lone utility in the portfolio, AES made the largest individual contribution to Fund performance. The company came under new management in the last four to five years and has really demonstrated its ability to execute, nearly doubling the benchmark’s investment results for the year.

Fund performance for the period was also aided by worldwide energy company Chevron. Dow Chemical in Materials, however, led the laggards, followed by Sprint Nextel in the Telecommunications sector.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Value Fund Series is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Funds’ Co-Portfolio Manager, are assisted by Jennifer Haberkorn (assistant trader), David Levy (head trader), and Kari Montanus.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Value Fund Series, Inc., and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; Class B shares, without the 5% CDSC and converted to Class A shares; and Class D shares, without the 1% CDSC, with a $10,000 investment made in each Fund’s respective benchmark, since the Fund’s commencement of operations through December 31, 2006. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

The stocks of smaller companies, which Seligman Smaller-Cap Value Fund invests in, may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Series’ prospectuses or statement of additional information.

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Investment Results

Total Returns

For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Class A, B and D Since Inception 4/25/97		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	4.20%	7.54%	5.24%	8.00%		n/a	n/a	n/a
Without Sales Charge	9.41	12.92	6.27	8.55		n/a	n/a	n/a
Class B
With CDSC†	4.08	7.08	5.15	n/a		n/a	n/a	n/a
Without CDSC	9.08	12.08	5.48	7.88	ø	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	6.98	10.10	5.26	n/a		4.03%	n/a	n/a
Without Sales Charge and CDSC	9.08	12.18	5.48	n/a		4.17	n/a	n/a
Class D
With 1% CDSC	8.08	11.09	n/a	n/a		n/a	n/a	n/a
Without CDSC	9.08	12.09	5.48	7.72		n/a	n/a	n/a
Class I	9.76	13.66	6.88	n/a		n/a	7.00%	n/a
Class R
With 1% CDSC	8.35	11.70	n/a	n/a		n/a	n/a	n/a
Without CDSC	9.35	12.70	n/a	n/a		n/a	n/a	18.59%
Benchmarks**
Russell 1000 Value Index	14.72	22.25	10.86	11.11		7.03	11.17	19.35
S&P 500 Index	12.73	15.78	6.18	8.27		2.96	6.25	14.66
Lipper Large-Cap Value Funds Average	12.74	17.96	7.84	8.61	øø	5.45	8.08	16.57
Lipper Multi-Cap Value Funds Average	12.18	17.43	9.06	9.52	øø	7.06	9.46	17.65

See footnotes on page 13.

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Investment Results (continued)

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$14.43	$13.82	$13.82	$13.81	$14.64	$14.38
6/30/06	13.20	12.67	12.67	12.66	13.42	13.15
12/31/05	12.79	12.33	12.32	12.31	12.96	12.76

Diversification of Net Assets

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Aerospace and Defense	2	$9,729,439	$16,546,320	6.3	5.9
Capital Markets	1	9,253,054	9,055,100	3.5	2.9
Chemicals	3	14,814,166	20,001,100	7.6	10.6
Commercial Banks	1	6,553,491	8,866,550	3.4	6.3
Communications Equipment	2	16,059,267	16,049,200	6.1	—
Computers and Peripherals	—	—	—	—	2.7
Diversified Financial Services	2	12,468,928	16,702,500	6.4	3.1
Food and Staples Retailing	1	5,291,064	7,401,800	2.8	2.8
Food Products	1	4,817,138	5,264,000	2.0	—
Health Care Equipment and Supplies	3	19,895,904	20,998,440	8.0	5.5
Health Care Providers and Services	—	—	—	—	2.9
Independent Power Producers and Energy Traders	1	4,005,098	8,375,200	3.2	3.3
Industrial Conglomerates	1	6,471,024	7,925,730	3.0	5.2
Insurance	3	20,561,480	25,682,500	9.8	10.1
IT Services	1	8,867,720	8,525,000	3.3	3.6
Machinery	1	4,309,725	6,133,000	2.3	2.9
Multiline Retail	1	2,605,442	8,509,600	3.2	3.2
Oil, Gas and Consumable Fuels	4	19,078,320	28,879,854	11.0	8.5
Pharmaceuticals	1	8,970,661	8,656,400	3.3	3.2
Road and Rail	2	8,718,389	15,052,000	5.7	6.4
Specialty Retail	1	7,983,401	7,800,000	3.0	2.0
Thrifts and Mortgage Finance	1	5,229,087	7,733,300	3.0	3.2
Tobacco	1	4,552,898	8,582,000	3.3	3.1
Wireless Telecommunication Services	—	—	—	—	2.7
Total Common Stocks	34	200,235,696	262,739,594	100.2	100.1
Other Assets Less Liabilities	—	(496,779)	(496,779)	(0.2)	(0.1)
Net Assets	34	$199,738,917	$262,242,815	100.0	100.0

Performance and Portfolio Overview

Seligman Large-Cap Value Fund

Largest Industries

December 31, 2006

Largest Portfolio Holdings#1

December 31, 2006

Security	Value	Percent of Net Assets
Juniper Networks	$9,470,000	3.6
Bank of New York	9,055,100	3.5
UnumProvident	8,935,400	3.4
U.S. Bancorp	8,866,550	3.4
Honeywell International	8,731,320	3.3
JPMorgan Chase	8,694,000	3.3
Wyeth	8,656,400	3.3
St. Paul Travelers Companies	8,590,400	3.3
Altria Group	8,582,000	3.3
Amdocs	8,525,000	3.3

Largest Portfolio Changes##

During Past Six Months

Largest Purchases	Largest Sales
Amdocs[2]	International Business Machines[3]
Marathon Oil[2]	Dow Chemical[3]
Motorola[2]	Sun Microsystems[3]
Tyson Foods (Class A)[2]	Sprint Nextel[3]
Boston Scientific	AES
The Gap	Valero Energy
Juniper Networks	Bank of America
United Technologies
JPMorgan Chase
Union Pacific

See footnotes on page 13.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Investment Results

Total Returns

For Periods Ended December 31, 2006

		Average Annual
	Six Months*	One Year	Five Years	Class A, B and D Since Inception 4/25/97		Class C Since Inception 5/27/99	Class I Since Inception 11/30/01	Class R Since Inception 4/30/03
Class A
With Sales Charge	8.49%	15.61%	10.69%	10.92%		n/a	n/a	n/a
Without Sales Charge	13.89	21.38	11.77	11.48		n/a	n/a	n/a
Class B
With CDSC†	8.50	15.56	10.65	n/a		n/a	n/a	n/a
Without CDSC	13.50	20.56	10.91	10.84	ø	n/a	n/a	n/a
Class C
With Sales Charge and CDSC††	11.36	18.28	10.70	n/a		11.72%	n/a	n/a
Without Sales Charge and CDSC	13.50	20.48	10.91	n/a		11.86	n/a	n/a
Class D
With 1% CDSC	12.57	19.63	n/a	n/a		n/a	n/a	n/a
Without CDSC	13.57	20.63	10.93	10.68		n/a	n/a	n/a
Class I	14.22	22.11	12.42	n/a		n/a	13.68%	n/a
Class R
With 1% CDSC	12.88	20.27	n/a	n/a		n/a	n/a	n/a
Without CDSC	13.88	21.27	n/a	n/a		n/a	n/a	20.12%
Benchmarks**
Russell 2000 Value Index	11.81	23.48	15.37	13.79		14.51	16.44	24.25
Lipper Small-Cap Core Funds Average	7.46	14.87	11.44	11.74	øø	11.91	12.58	20.99
Lipper Small-Cap Value Funds Average	8.71	16.57	13.66	12.66	øø	13.70	14.71	21.89

See footnotes on page 13.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Investment Results (continued)

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R
12/31/06	$17.67	$16.30	$16.30	$16.31	$18.26	$17.53
6/30/06	16.86	15.71	15.71	15.71	17.33	16.74
12/31/05	15.82	14.79	14.80	14.79	16.21	15.72

Diversification of Net Assets

December 31, 2006

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Common Stocks:
Aerospace and Defense	1	$5,202,508	$8,354,500	2.6	2.3
Airlines	1	1,922,144	8,250,000	2.6	3.5
Auto Components	1	5,162,259	5,710,320	1.8	—
Beverages	—	—	—	—	2.4
Biotechnology	2	12,498,732	13,634,400	4.3	4.4
Chemicals	3	16,474,140	22,857,250	7.2	11.8
Commercial Banks	1	4,719,084	4,520,300	1.4	—
Commercial Services and Supplies	4	15,425,059	27,736,650	8.8	7.4
Communications Equipment	1	5,661,896	7,421,000	2.3	1.4
Computers and Peripherals	1	6,657,580	4,889,500	1.5	—
Construction and Engineering	1	6,881,747	10,887,500	3.4	—
Containers and Packaging	—	—	—	—	1.4
Diversified Consumer Services	1	2,061,996	8,685,600	2.7	2.9
Electrical Equipment	2	8,173,918	9,552,800	3.0	1.5
Electronic Equipment and Instruments	2	5,240,458	12,838,500	4.1	2.5
Energy Equipment and Services	2	5,602,404	15,387,000	4.9	5.2
Food and Staples Retailing	1	6,350,616	7,870,500	2.5	—
Food Products	1	2,108,110	7,251,000	2.3	2.4
Health Care Providers and Services	2	10,080,530	10,249,500	3.2	3.7
Hotels, Restaurants and Leisure	3	19,514,739	21,115,830	6.7	6.5
Household Durables	1	471,989	3,996,400	1.3	2.5
Insurance	4	16,406,578	27,702,714	8.8	7.1
IT Services	—	—	—	—	1.3
Machinery	2	8,026,813	15,222,700	4.8	7.0
Media	1	6,220,097	9,768,000	3.1	2.6
Multiline Retail	1	4,538,468	4,816,000	1.5	1.9

(Continued on page 12.)

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Diversification of Net Assets (continued)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2006	2005
Oil, Gas and Consumable Fuels	1	$497,093	$2,424,600	0.8	2.0
Paper and Forest Products	—	—	—	—	1.2
Pharmaceuticals	—	—	—	—	2.5
Road and Rail	—	—	—	—	2.3
Semiconductors and Semiconductor Equipment	2	10,882,113	13,946,850	4.4	5.2
Software	1	7,884,561	8,057,500	2.6	—
Specialty Retail	3	19,789,638	19,901,700	6.3	5.6
Total Common Stocks	46	214,455,270	313,048,614	98.9	100.5
Short-Term Holding and Other Assets Less Liabilities	1	3,318,212	3,318,212	1.1	(0.5)
Net Assets	47	$217,773,482	$316,366,826	100.0	100.0

Largest Industries

December 31, 2006

Performance and Portfolio Overview

Seligman Smaller-Cap Value Fund

Largest Portfolio Holdings#1

December 31, 2006

Security	Value	Percent of Net Assets
Shaw Group	$10,887,500	3.4
Cadmus Communications	9,768,000	3.1
Terex	9,041,200	2.9
Hercules	8,689,500	2.7
Sotheby’s Holdings (Class A)	8,685,600	2.7
Ruby Tuesday	8,506,400	2.7
Cubic	8,354,500	2.6
Continental Airlines	8,250,000	2.6
Quest Software	8,057,500	2.5
Claire’s Stores	7,953,600	2.5

Largest Portfolio Changes##

During Past Six Months

Largest Purchases	Largest Sales
Quest Software[2]	Constellation Brands (Class A)[3]
Shaw Group[2]	WMS Industries[3]
Cypress Semiconductor[2]	Continental Airlines
School Specialty[2]	Andrx[3]
Guitar Center[2]	J.B. Hunt Transport Services[3]
Tenneco[2]	Skyworks Solutions[3]
Central European Distribution	Sotheby’s Holdings (Class A)
Thomas & Betts[2]	Apria Healthcare Group[3]
Varian Semiconductor Equipment Associates	Blockbuster (Class A)[3]
Keryx Biopharmaceuticals	General Cable[3]

*	Returns for periods of less than one year are not annualized.
**	See page 14 for description of benchmark averages and indices.
†	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
††	The CDSC is 1% if you sell your shares within 18 months of purchase.
ø	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.
øø	From April 24, 1997.
#	Excludes short-term holdings.
##	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.
[1]

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

[2]	Position added during the period.
[3]	Position eliminated during the period.

Benchmarks

Averages

Lipper Large-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion at December 31, 2006). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-growth value, compared to the S&P 500.

Lipper Multi-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies with market capitalizations of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion at December 31, 2006). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year-sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of December 31, 2006). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-book ratio and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Lipper Small-Cap Value Funds Average – This average measures the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.9 billion as of December 31, 2006). Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Indices

Russell 1000 Value Index – This index measures the performance of those Russell 1000 companies (large-cap value segment of the US equity universe) with lower price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index – This index measures the performance of those Russell 2000 companies (small-cap value segment of the US equity universe) with lower price-to-book ratios and lower forecasted growth values.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) – This index measures the performance of 500 of the largest US companies based on market capitalization.

Adapted from materials from Lipper Analytical Services, Inc., Russell Investment Group, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume investment of all distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or an index.

Lipper currently classifies Seligman Large-Cap Value Fund as a Multi-Cap Value Fund and Seligman Smaller-Cap Value Fund as a Small-Cap Core Fund.

Understanding and Comparing Your Series’ Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

(Continued on page 16.)

Understanding and Comparing Your Series’ Expenses

			Actual		Hypothetical
Fund	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Large-Cap Value Fund
Class A	$1,000.00	1.54%	$1,094.10	$8.13	$1,017.44	$7.83
Class B	1,000.00	2.29	1,090.80	12.07	1,013.66	11.62
Class C	1,000.00	2.29	1,090.80	12.07	1,013.66	11.62
Class D	1,000.00	2.29	1,090.80	12.07	1,013.66	11.62
Class I	1,000.00	0.98	1,097.60	5.13	1,020.32	4.94
Class R	1,000.00	1.79	1,093.50	9.45	1,016.18	9.10

Smaller-Cap Value Fund
Class A	$1,000.00	1.75%	$1,138.90	$9.43	$1,016.38	$8.89
Class B	1,000.00	2.50	1,135.00	13.45	1,012.60	12.68
Class C	1,000.00	2.50	1,135.00	13.45	1,012.60	12.68
Class D	1,000.00	2.50	1,135.70	13.46	1,012.60	12.68
Class I	1,000.00	1.19	1,142.20	6.43	1,019.21	6.06
Class R	1,000.00	2.00	1,138.80	10.78	1,015.12	10.16

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectuses for a description of each share class and its fees, expenses and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolios of Investments

December 31, 2006

Seligman Large-Cap Value Fund

	Shares	Value
Common Stocks 100.2%

Aerospace and Defense 6.3%
Honeywell International	193,000	$8,731,320
United Technologies	125,000	7,815,000
		16,546,320

Capital Markets 3.5%
Bank of New York	230,000	9,055,100

Chemicals 7.6%
E. I. du Pont de Nemours	170,000	8,280,700
Praxair	120,000	7,119,600
Rohm and Haas	90,000	4,600,800
		20,001,100

Commercial Banks 3.4%
U.S. Bancorp	245,000	8,866,550

Communications Equipment 6.1%
Juniper Networks*	500,000	9,470,000
Motorola	320,000	6,579,200
		16,049,200

Diversified Financial Services 6.4%
Bank of America	150,000	8,008,500
JPMorgan Chase	180,000	8,694,000
		16,702,500

Food and Staples Retailing 2.8%
Costco Wholesale	140,000	7,401,800

Food Products 2.0%
Tyson Foods (Class A)	320,000	5,264,000

Health Care Equipment and Supplies 8.0%
Baxter International	180,000	8,350,200
Boston Scientific*	350,000	6,013,000
Medtronic	124,000	6,635,240
		20,998,440

Independent Power Producers and Energy Traders 3.2%
AES*	380,000	8,375,200

Industrial Conglomerates 3.0%
General Electric	213,000	7,925,730

See footnotes on page 21.

Portfolios of Investments

December 31, 2006

Seligman Large-Cap Value Fund (continued)

	Shares	Value

Insurance 9.8%
Prudential Financial	95,000	$8,156,700
St. Paul Travelers Companies	160,000	8,590,400
UnumProvident	430,000	8,935,400
		25,682,500

IT Services 3.3%
Amdocs*	220,000	8,525,000

Machinery 2.3%
Caterpillar	100,000	6,133,000

Multiline Retail 3.2%
J.C. Penney	110,000	8,509,600

Oil, Gas and Consumable Fuels 11.0%
Chevron	115,000	8,455,950
Marathon Oil	75,000	6,937,500
Valero Energy	130,000	6,650,800
Williams Companies	261,700	6,835,604
		28,879,854

Pharmaceuticals 3.3%
Wyeth	170,000	8,656,400

Road and Rail 5.7%
CSX	210,000	7,230,300
Union Pacific	85,000	7,821,700
		15,052,000

Specialty Retail 3.0%
The Gap	400,000	7,800,000

Thrifts and Mortgage Finance 3.0%
Washington Mutual	170,000	7,733,300

Tobacco 3.3%
Altria Group	100,000	8,582,000

Total Investments (Cost $200,235,696) 100.2%		262,739,594

Other Assets Less Liabilities (0.2)%		(496,779)

Net Assets 100.0%		$262,242,815

See footnotes on page 21.

Portfolios of Investments

December 31, 2006

Seligman Smaller-Cap Value Fund

	Shares	Value
Common Stocks 98.9%

Aerospace and Defense 2.6%
Cubic	385,000	$8,354,500

Airlines 2.6%
Continental Airlines*	200,000	8,250,000

Auto Components 1.8%
Tenneco*	231,000	5,710,320

Biotechnology 4.3%
Keryx Biopharmaceuticals*	480,000	6,384,000
PDL BioPharma*	360,000	7,250,400
		13,634,400

Chemicals 7.2%
Cabot	170,000	7,406,900
Hercules*	450,000	8,689,500
Minerals Technologies	115,000	6,760,850
		22,857,250

Commercial Banks 1.4%
South Financial Group	170,000	4,520,300

Commercial Services and Supplies 8.8%
Brink’s	120,000	7,670,400
Korn/Ferry International*	315,000	7,232,400
School Specialty*	165,000	6,185,850
Waste Connections*	160,000	6,648,000
		27,736,650

Communications Equipment 2.3%
F5 Networks*	100,000	7,421,000

Computers and Peripherals 1.5%
Hypercom*	770,000	4,889,500

Construction and Engineering 3.4%
Shaw Group*	325,000	10,887,500

Diversified Consumer Services 2.7%
Sotheby’s Holdings (Class A)	280,000	8,685,600

Electrical Equipment 3.0%
EnerSys*	390,200	6,243,200
Thomas & Betts*	70,000	3,309,600
		9,552,800

See footnotes on page 21.

Portfolios of Investments

December 31, 2006

Seligman Smaller-Cap Value Fund (continued)

	Shares	Value

Electronic Equipment and Instruments 4.1%
Symbol Technologies	350,000	$5,229,000
Trimble Navigation*	150,000	7,609,500
		12,838,500

Energy Equipment and Services 4.9%
Hanover Compressor*	420,000	7,933,800
Universal Compression Holdings*	120,000	7,453,200
		15,387,000

Food and Staples Retailing 2.5%
Central European Distribution*	265,000	7,870,500

Food Products 2.3%
Bunge	100,000	7,251,000

Health Care Providers and Services 3.2%
HealthSouth*	270,000	6,115,500
WellCare Health Plans*	60,000	4,134,000
		10,249,500

Hotels, Restaurants and Leisure 6.7%
Landry’s Restaurants	177,000	5,325,930
Penn National Gaming*	175,000	7,283,500
Ruby Tuesday	310,000	8,506,400
		21,115,830

Household Durables 1.3%
Harman International Industries	40,000	3,996,400

Insurance 8.8%
Endurance Specialty Holdings	180,000	6,584,400
Hanover Insurance Group	140,000	6,832,000
Infinity Property and Casualty	152,600	7,384,314
W.R. Berkley	200,000	6,902,000
		27,702,714

Machinery 4.8%
Mueller Industries	195,000	6,181,500
Terex*	140,000	9,041,200
		15,222,700

Media 3.1%
Cadmus Communications	400,000	9,768,000

See footnotes on page 21.

Portfolios of Investments

December 31, 2006

Seligman Smaller-Cap Value Fund (continued)

	Shares or Principal Amount		Value

Multiline Retail 1.5%
Fred’s	400,000	shs.	$4,816,000

Oil, Gas and Consumable Fuels 0.8%
Peabody Energy	60,000		2,424,600

Semiconductors and Semiconductor Equipment 4.4%
Cypress Semiconductor*	395,000		6,663,650
Varian Semiconductor Equipment Associates*	160,000		7,283,200
			13,946,850

Software 2.6%
Quest Software*	550,000		8,057,500

Specialty Retail 6.3%
Claire’s Stores	240,000		7,953,600
Guitar Center*	125,000		5,682,500
Pacific Sunwear of California*	320,000		6,265,600
			19,901,700

Total Common Stocks (Cost $214,455,270)			313,048,614

Repurchase Agreement 0.1%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $179,087, collateralized by: $185,000 US Treasury Notes 4.5%, 2/15/2016 with a fair market value of $185,694 (Cost $179,000)	$179,000		179,000

Total Investments (Cost $214,634,270) 99.0%			313,227,614

Other Assets Less Liabilities 1.0%			3,139,212

Net Assets 100.0%			$316,366,826

* Non-income producing security.

See Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2006

	Large-Cap Value Fund	Smaller-Cap Value Fund
Assets:
Investments, at value:
Common stocks	$262,739,594	$313,048,614
Repurchase agreement	—	179,000
Total investments*	262,739,594	313,227,614
Cash	—	653
Receivable for Capital Stock sold	827,907	5,218,760
Receivable for dividends and interest	421,900	8,465
Expenses prepaid to shareholder servicing agent	23,679	30,534
Other	15,637	17,504
Total Assets	264,028,717	318,503,530

Liabilities:
Bank overdraft	107,010	—
Payable for Capital Stock redeemed	1,293,282	1,600,075
Management fee payable	179,194	272,133
Distribution and service (12b-1) fees payable	124,518	152,208
Accrued expenses and other	81,898	112,288
Total Liabilities	1,785,902	2,136,704
Net Assets	$262,242,815	$316,366,826

Composition of Net Assets:
Capital Stock, at $0.001 par:
Class A	$9,462	$9,525
Class B	2,680	2,488
Class C	2,592	2,181
Class D	2,681	3,513
Class I	906	559
Class R	174	254
Additional paid-in capital	218,955,678	201,793,274
Undistributed net investment income (Note 6)	19,827	—
Undistributed/accumulated net realized gain (loss) (Note 6)	(19,255,083)	15,961,688
Net unrealized appreciation of investments	62,503,898	98,593,344
Net Assets	$262,242,815	$316,366,826

* Cost of investments	$200,235,696	$214,634,270
See Notes to Financial Statements.
	(Continued on page 23.)

Statements of Assets and Liabilities (continued)

December 31, 2006

	Large-Cap Value Fund	Smaller-Cap Value Fund
Net Assets:
Class A	$136,582,638	$168,326,314
Class B	37,049,677	40,561,896
Class C	35,819,747	35,548,909
Class D	37,027,133	57,280,987
Class I	13,257,724	10,200,756
Class R	2,505,896	4,447,964

Shares Outstanding:
Class A	9,462,240	9,524,737
Class B	2,680,449	2,488,285
Class C	2,592,144	2,181,022
Class D	2,681,346	3,512,968
Class I	905,592	558,696
Class R	174,300	253,735

Net Asset Value per Share:
Class A	$14.43	$17.67
Class B	$13.82	$16.30
Class C	$13.82	$16.30
Class D	$13.81	$16.31
Class I	$14.64	$18.26
Class R	$14.38	$17.53

See Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2006

	Large-Cap Value Fund	Smaller-Cap Value Fund
Investment Income:
Dividends*	$4,875,081	$1,474,310
Interest	29,422	56,526
Total Investment Income	4,904,503	1,530,836

Expenses:
Management fees	2,022,633	3,268,135
Distribution and service (12b-1) fees	1,461,180	1,837,460
Shareholder account services	909,101	1,172,046
Registration	95,738	104,695
Custody and related services	71,030	111,432
Shareholder reports and communications	47,583	50,829
Auditing and legal fees	40,674	56,143
Directors’ fees and expenses	10,824	12,851
Interest expense	—	10,634
Miscellaneous	26,356	35,447
Total Expenses	4,685,119	6,659,672
Net Investment Income (Loss)	219,384	(5,128,836)

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments	14,670,995	49,589,381
Net change in unrealized appreciation of investments	15,340,366	17,623,822

Net Gain on Investments	30,011,361	67,213,203
Increase in Net Assets from Operations	$30,230,745	$62,084,367

* Net of foreign taxes withheld	$ —	$5,277
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Large-Cap Value Fund		Smaller-Cap Value Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
Operations:
Net investment income (loss)	$219,384	$(26,196)	$(5,128,836)	$(4,824,587)
Net realized gain on investments	14,670,995	14,759,558	49,589,381	17,807,616
Net change in unrealized appreciation of investments	15,340,366	7,234,790	17,623,822	(27,238,291)
Increase (Decrease) in Net Assets From Operations	30,230,745	21,968,152	62,084,367	(14,255,262)

Distributions to Shareholders:
Net investment income:
Class A	(113,907)	(6,543)	—	—
Class I	(80,830)	(1,490)	—	—
Net realized long-term gain on investments:
Class A	—	—	(14,306,957)	(4,694,998)
Class B	—	—	(3,562,580)	(1,699,659)
Class C	—	—	(3,040,853)	(1,109,110)
Class D	—	—	(4,741,716)	(1,605,544)
Class I	—	—	(783,693)	(232,672)
Class R	—	—	(353,115)	(76,776)
Decrease in Net Assets from Distributions	(194,737)	(8,033)	(26,788,914)	(9,418,759)

Capital Share Transactions:
Net proceeds from sales of shares	49,912,182	38,502,651	50,709,441	86,920,623
Exchanged from associated funds	8,766,150	28,585,347	4,123,676	11,091,957
Investment of dividends	169,683	6,901	—	—
Investment of gain distributions	—	—	22,752,807	8,160,740
Total	58,848,015	67,094,899	77,585,924	106,173,320
Cost of shares repurchased	(58,470,827)	(61,968,871)	(121,418,230)	(104,459,347)
Exchanged into associated funds	(8,126,405)	(13,612,608)	(9,755,389)	(19,540,780)
Total	(66,597,232)	(75,581,479)	(131,173,619)	(124,000,127)
Decrease in Net Assets from Capital Share Transactions	(7,749,217)	(8,486,580)	(53,587,695)	(17,826,807)
Increase (Decrease) in Net Assets	22,286,791	13,473,539	(18,292,242)	(41,500,828)

Net Assets:
Beginning of year	239,956,024	226,482,485	334,659,068	376,159,896
End of Year*	$262,242,815	$239,956,024	$316,366,826	$334,659,068

*Including undistributed/accumulated net investment income (loss) as follows:	$19,827	$(4,820)	$ —	$(4,752)
See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Value Fund Series, Inc. (the “Series”) consists of two separate funds: Seligman Large-Cap Value Fund (the “Large-Cap Value Fund”) and Seligman Smaller-Cap Value Fund (the “Smaller-Cap Value Fund”). Each Fund of the Series offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of a Fund are exchanged for Class B shares of another Seligman registered investment company, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market

Notes to Financial Statements

volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d.	Repurchase Agreements — The Funds may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Series and provides the necessary personnel and facilities. Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% and 1.00% per annum of the average daily net assets of the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares and an affiliate of the Manager, received commissions and concessions from sales of Class A and Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

Fund	Commissions and Concessions Retained by Distributor	Class A Dealer Commissions	Class C Dealer Commissions
Large-Cap Value Fund	$ 8,790	$58,012	$10,505
Smaller-Cap Value Fund	13,681	91,999	11,556

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the year ended

Notes to Financial Statements

December 31, 2006, fees incurred by the Large-Cap Value Fund and Smaller-Cap Value Fund under the Plan aggregated $308,285 and $439,395, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Funds to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C and Class D, and 0.50% per annum of the average daily net assets of Class R, were as follows:

Fund	Class B	Class C	Class D	Class R
Large-Cap Value Fund	$426,487	$365,334	$351,038	$10,036
Smaller-Cap Value Fund	470,128	358,508	549,600	19,829

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $10,492 and $13,800 for the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $14,429 and $32,291 for the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $909,101 and $1,172,046 to the Large-Cap Value Fund and Smaller-Cap Value Fund, respectively, for shareholder account services in accordance with a methodology approved by the Series’ directors. Class I shares receive more limited shareholder services than each Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of each Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Series’ potential obligation under the Guaranties is $157,600. As of December 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Notes to Financial Statements

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of a Fund of the Series or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid. The accumulated balances at December 31, 2005 of $4,820 and $4,752, respectively, for the Large-Cap Value Fund and Smaller-Cap Value Fund were paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Series is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund‘s borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks.

During the year ended December 31, 2006, the Smaller-Cap Value Fund made one borrowing from the credit facility. The average outstanding balance of bank loans (based on the number of days the loan was outstanding during the period) was $16,335,000, with a weighted average interest rate of 5.859%. The maximum borrowing outstanding during the period was $19,000,000. No amount was outstanding at December 31, 2006.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2006, were as follows:

Fund	Purchases	Sales
Large-Cap Value Fund	$ 75,687,767	$ 82,105,500
Smaller-Cap Value Fund	116,380,801	206,497,557

In addition, the Large-Cap Value Fund acquired portfolio securities with a value of $18,506,414 in exchange for Class A shares of capital stock.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of a Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes for the Large-Cap Value Fund was the same as the cost for financial reporting purposes. The cost of investments for federal income tax purposes for the Smaller-Cap Value Fund was $214,649,146. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $14,876.

Notes to Financial Statements

At December 31, 2006, the tax basis components of accumulated earnings were as follows:

	Large-Cap Value Fund	Smaller-Cap Value Fund
Gross unrealized appreciation of portfolio securities	$65,204,292	$104,596,800
Gross unrealized depreciation of portfolio securities	(2,700,394)	(6,018,332)
Net unrealized appreciation of portfolio securities	62,503,898	98,578,468
Undistributed ordinary income	19,827	—
Capital loss carryforwards	(19,255,083)	—
Undistributed net realized gains	—	15,976,564
Total accumulated earnings	$43,268,642	$114,555,032

At December 31, 2006, the Large-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $19,255,083, expiring in 2011, which are available for offset against future taxable net capital gains. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforwards. During the year ended December 31, 2006, the Large-Cap Value Fund utilized $14,670,995 of prior years’ capital loss carryforwards to offset current year’s net capital gains.

7.	Capital Share Transactions — The Series has authorized 1,000,000,000 shares for each Fund of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

Large-Cap Value Fund

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	2,635,347	$34,753,075	2,100,999	$25,034,468
Exchanged from associated funds	317,288	4,240,785	1,138,664	13,636,298
Converted from Class B*	646,424	8,614,099	615,694	7,441,553
Investment of dividends	6,158	88,853	420	5,411
Total	3,605,217	47,696,812	3,855,777	46,117,730
Cost of shares repurchased	(2,020,376)	(26,975,022)	(2,468,491)	(29,794,078)
Exchanged into associated funds	(310,624)	(4,134,580)	(612,966)	(7,401,615)
Total	(2,331,000)	(31,109,602)	(3,081,457)	(37,195,693)
Increase	1,274,217	$16,587,210	774,320	$8,922,037
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	83,009	$1,064,302	181,395	$2,100,663
Exchanged from associated funds	188,514	2,418,461	602,717	6,989,841
Total	271,523	3,482,763	784,112	9,090,504
Cost of shares repurchased	(849,953)	(10,931,827)	(1,092,402)	(12,685,261)
Exchanged into associated funds	(166,337)	(2,130,021)	(128,475)	(1,478,428)
Converted to Class A*	(672,771)	(8,614,099)	(636,608)	(7,441,553)
Total	(1,689,061)	(21,675,947)	(1,857,485)	(21,605,242)
Decrease	(1,417,538)	$(18,193,184)	(1,073,373)	$(12,514,738)

See footnote on page 32.

Notes to Financial Statements

Large-Cap Value Fund (continued)

	Year Ended December 31,
	2006		2005
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	189,350	$2,415,575	244,889	$2,829,395
Exchanged from associated funds	76,218	979,054	191,152	2,207,655
Total	265,568	3,394,629	436,041	5,037,050
Cost of shares repurchased	(707,505)	(9,123,775)	(723,349)	(8,409,587)
Exchanged into associated funds	(48,249)	(612,328)	(98,130)	(1,135,994)
Total	(755,754)	(9,736,103)	(821,479)	(9,545,581)
Decrease	(490,186)	$(6,341,474)	(385,438)	$(4,508,531)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	633,286	$8,139,584	474,469	$5,500,198
Exchanged from associated funds	88,613	1,127,126	506,101	5,751,266
Total	721,899	9,266,710	980,570	11,251,464
Cost of shares repurchased	(711,168)	(9,147,303)	(725,856)	(8,413,058)
Exchanged into associated funds	(97,147)	(1,243,079)	(307,650)	(3,596,132)
Total	(808,315)	(10,390,382)	(1,033,506)	(12,009,190)
Decrease	(86,416)	$(1,123,672)	(52,936)	$(757,726)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	158,983	$2,147,044	169,583	$2,057,091
Investment of dividends	5,525	80,830	114	1,490
Total	164,508	2,227,874	169,697	2,058,581
Cost of shares repurchased	(134,963)	(1,831,044)	(178,989)	(2,183,428)
Increase (decrease)	29,545	$396,830	(9,292)	$(124,847)
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	105,041	$1,392,602	80,638	$980,836
Exchanged from associated funds	52	724	25	287
Total	105,093	1,393,326	80,663	981,123
Cost of shares repurchased	(34,281)	(461,856)	(39,596)	(483,459)
Exchanged into associated funds	(485)	(6,397)	(38)	(439)
Total	(34,766)	(468,253)	(39,634)	(483,898)
Increase	70,327	$925,073	41,029	$497,225

Smaller-Cap Value Fund

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	1,913,482	$32,644,112	3,663,615	$57,544,471
Exchanged from associated funds	114,741	1,935,507	325,477	5,124,852
Converted from Class B*	574,026	9,704,584	1,132,716	17,765,797
Investment of gain distributions	666,633	11,142,233	252,648	3,847,822
Total	3,268,882	55,426,436	5,374,456	84,282,942
Cost of shares repurchased	(4,472,807)	(76,044,451)	(3,890,073)	(60,863,960)
Exchanged into associated funds	(248,757)	(4,184,253)	(471,533)	(7,366,060)
Total	(4,721,564)	(80,228,704)	(4,361,606)	(68,230,020)
Increase (decrease)	(1,452,682)	$(24,802,268)	1,012,850	$16,052,922

See footnote on page 32.

Notes to Financial Statements

Smaller-Cap Value Fund (continued)

	Year Ended December 31,
	2006		2005
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	95,528	$1,509,833	204,674	$3,047,767
Exchanged from associated funds	48,183	768,919	223,413	3,337,451
Investment of gain distributions	208,053	3,210,748	106,545	1,520,391
Total	351,764	5,489,500	534,632	7,905,609
Cost of shares repurchased	(860,806)	(13,545,805)	(1,107,771)	(16,319,721)
Exchanged into associated funds	(151,878)	(2,366,397)	(267,315)	(3,903,212)
Converted to Class A*	(615,805)	(9,704,584)	(1,204,932)	(17,765,797)
Total	(1,628,489)	(25,616,786)	(2,580,018)	(37,988,730)
Decrease	(1,276,725)	$(20,127,286)	(2,045,386)	$(30,083,121)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	217,473	$3,460,155	524,088	$7,764,503
Exchanged from associated funds	12,008	191,909	43,175	640,586
Investment of gain distributions	179,810	2,778,338	69,594	993,106
Total	409,291	6,430,402	636,857	9,398,195
Cost of shares repurchased	(690,524)	(10,826,503)	(713,501)	(10,504,542)
Exchanged into associated funds	(97,615)	(1,543,791)	(152,390)	(2,264,623)
Total	(788,139)	(12,370,294)	(865,891)	(12,769,165)
Decrease	(378,848)	$(5,939,892)	(229,034)	$(3,370,970)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	591,414	$9,334,397	950,752	$14,075,597
Exchanged from associated funds	77,833	1,227,341	133,267	1,986,680
Investment of gain distributions	290,446	4,485,979	104,423	1,490,117
Total	959,693	15,047,717	1,188,442	17,552,394
Cost of shares repurchased	(1,071,165)	(16,833,503)	(947,305)	(13,910,852)
Exchanged into associated funds	(105,925)	(1,657,129)	(417,672)	(6,002,834)
Total	(1,177,090)	(18,490,632)	(1,364,977)	(19,913,686)
Decrease	(217,397)	$(3,442,915)	(176,535)	$(2,361,292)
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	86,005	$1,466,907	125,260	$1,993,748
Investment of gain distributions	45,452	783,693	14,915	232,672
Total	131,457	2,250,600	140,175	2,226,420
Cost of shares repurchased	(136,594)	(2,398,741)	(101,735)	(1,657,944)
Increase (decrease)	(5,137)	$(148,141)	38,440	$568,476
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	137,000	$2,294,037	159,471	$2,494,537
Exchanged from associated funds	—	—	151	2,388
Investment of gain distributions	21,206	351,816	5,058	76,632
Total	158,206	2,645,853	164,680	2,573,557
Cost of shares repurchased	(104,954)	(1,769,227)	(77,446)	(1,202,328)
Exchanged into associated funds	(232)	(3,819)	(256)	(4,051)
Total	(105,186)	(1,773,046)	(77,702)	(1,206,379)
Increase	53,020	$872,807	86,978	$1,367,178

* Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

8.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was a Fund of Seligman Value Fund Series).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Notes to Financial Statements

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Series will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Series is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each of the Fund’s classes for the periods presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Large-Cap Value Fund

CLASS A

	Year Ended December 31,
	2006	2005		2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.79	$11.62		$10.07		$7.45	$10.86
Income (Loss) from Investment Operations:
Net investment income	0.05	0.04		0.06		0.07	0.07
Net realized and unrealized gain (loss) on investments	1.60	1.13		1.52		2.63	(3.42)
Total from Investment Operations	1.65	1.17		1.58		2.70	(3.35)
Less Distributions:
Dividends from Net Investment Income	(0.01)	—	#	(0.03)		(0.08)	(0.06)
Net Asset Value, End of Year	$14.43	$12.79		$11.62		$10.07	$7.45

Total Return	12.92%	10.08%		15.69%	øø	36.29%	(30.85)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$136,583	$104,699		$86,128		$78,428	$61,769
Ratio of expenses to average net assets	1.54%	1.61%		1.62%		1.66%	1.61%
Ratio of net investment income to average net assets	0.40%	0.36%		0.54%		0.89%	0.71%
Portfolio turnover rate	30.04%	29.85%		16.73%		19.09%	24.32%

See footnotes on page 46.

Financial Highlights

Large-Cap Value Fund

CLASS B

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.33	$11.28	$9.83		$7.28	$10.60
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.54	1.09	1.47		2.55	(3.31)
Total from Investment Operations	1.49	1.05	1.45		2.56	(3.32)
Less Distributions:
Dividends from Net Investment Income	—	—	—		(0.01)	—
Net Asset Value, End of Year	$13.82	$12.33	$11.28		$9.83	$7.28

Total Return	12.08%	9.31%	14.75%	øø	35.23%	(31.32)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$37,050	$50,508	$58,347		$62,146	$55,420
Ratio of expenses to average net assets	2.29%	2.36%	2.37%		2.42%	2.39%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.39)%	(0.20)%		0.13%	(0.07)%
Portfolio turnover rate	30.04%	29.85%	16.73%		19.09%	24.32%

See footnotes on page 46.

Financial Highlights

Large-Cap Value Fund

CLASS C

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.32	$11.28	$9.83		$7.28	$10.60
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.55	1.08	1.47		2.55	(3.31)
Total from Investment Operations	1.50	1.04	1.45		2.56	(3.32)
Less Distributions:
Dividends from Net Investment Income	—	—	—		(0.01)	—
Net Asset Value, End of Year	$13.82	$12.32	$11.28		$9.83	$7.28

Total Return	12.18%	9.22%	14.75%	øø	35.23%	(31.32)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$35,820	$37,981	$39,117		$39,764	$38,439
Ratio of expenses to average net assets	2.29%	2.36%	2.37%		2.42%	2.39%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.39)%	(0.21)%		0.13%	(0.07)%
Portfolio turnover rate	30.04%	29.85%	16.73%		19.09%	24.32%

See footnotes on page 46.

Financial Highlights

Large-Cap Value Fund

CLASS D

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.31	$11.27	$9.82		$7.27	$10.59
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.05)	(0.04)	(0.02)		0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.55	1.08	1.47		2.55	(3.31)
Total from Investment Operations	1.50	1.04	1.45		2.56	(3.32)
Less Distributions:
Dividends from Net Investment Income	—	—	—		(0.01)	—
Net Asset Value, End of Year	$13.81	$12.31	$11.27		$9.82	$7.27

Total Return	12.09%	9.32%	14.77%	øø	35.28%	(31.35)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$37,027	$34,084	$31,797		$26,477	$23,176
Ratio of expenses to average net assets	2.29%	2.36%	2.37%		2.42%	2.39%
Ratio of net investment income (loss) to average net assets	(0.35)%	(0.39)%	(0.20)%		0.13%	(0.07)%
Portfolio turnover rate	30.04%	29.85%	16.73%		19.09%	24.32%

See footnotes on page 46.

Financial Highlights

Large-Cap Value Fund

CLASS I

	Year Ended December 31,
	2006	2005		2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.96	$11.70		$10.13		$7.47	$10.86
Income (Loss) from Investment Operations:
Net investment income	0.13	0.12		0.12		0.12	0.11
Net realized and unrealized gain (loss) on investments	1.64	1.14		1.54		2.64	(3.42)
Total from Investment Operations	1.77	1.26		1.66		2.76	(3.31)
Less Distributions:
Dividends from Net Investment Income	(0.09)	—	#	(0.09)		(0.10)	(0.08)
Net Asset Value, End of Year	$14.64	$12.96		$11.70		$10.13	$7.47

Total Return	13.66%	10.78%		16.37%	øø	37.01%	(30.52)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,258	$11,357		$10,362		$7,160	$3,568
Ratio of expenses to average net assets	0.97%	0.97%		0.99%		1.08%	1.08%
Ratio of net investment income to average net assets	0.97%	1.00%		1.17%		1.46%	1.24%
Portfolio turnover rate	30.04%	29.85%		16.73%		19.09%	24.32%
Without expense reimbursement:**
Ratio of expenses to average net assets							1.12%
Ratio of net investment income to average net assets							1.20%

See footnotes on page 46.

Financial Highlights

Large-Cap Value Fund

CLASS R

	Year Ended December 31,				4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$12.76	$11.62	$10.08		$7.75
Income (Loss) from Investment Operations:
Net investment income	0.02	0.01	0.03		0.04
Net realized and unrealized gain on investments	1.60	1.13	1.51		2.37
Total from Investment Operations	1.62	1.14	1.54		2.41
Less Distributions:
Dividends from Net Investment Income	—	—	—		(0.08)
Net Asset Value, End of Period	$14.38	$12.76	$11.62		$10.08

Total Return	12.70%	9.81%	15.28%	øø	31.15%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$2,506	$1,326	$731		$2
Ratio of expenses to average net assets	1.79%	1.86%	1.87%		1.85%	†
Ratio of net investment income to average net assets	0.15%	0.11%	0.29%		0.66%	†
Portfolio turnover rate	30.04%	29.85%	16.73%		19.09%	ø

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS A

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$15.82	$16.78	$14.30		$9.60	$11.63
Income (Loss) from Investment Operations:
Net investment loss	(0.22)	(0.16)	(0.07)		(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	3.51	(0.37)	2.99		4.81	(1.91)
Total from Investment Operations	3.29	(0.53)	2.92		4.70	(2.03)
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—	—
Net Asset Value, End of Year	$17.67	$15.82	$16.78		$14.30	$9.60

Total Return	21.38%	(3.08)%	20.58%	øø	48.96%	(17.45)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$168,326	$173,612	$167,173		$117,200	$68,082
Ratio of expenses to average net assets	1.74%	1.76%	1.75%		1.81%	1.88%
Ratio of net investment loss to average net assets	(1.27)%	(1.01)%	(0.44)%		(1.14)%	(1.16)%
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	32.45%

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS B

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$14.79	$15.84	$13.63		$9.22	$11.26
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.26)	(0.17)		(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	3.27	(0.36)	2.82		4.62	(1.84)
Total from Investment Operations	2.95	(0.62)	2.65		4.41	(2.04)
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—	—
Net Asset Value, End of Year	$16.30	$14.79	$15.84		$13.63	$9.22

Total Return	20.56%	(3.84)%	19.61%	øø	47.83%	(18.12)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$40,562	$55,686	$92,034		$86,427	$65,317
Ratio of expenses to average net assets	2.48%	2.51%	2.50%		2.56%	2.63%
Ratio of net investment loss to average net assets	(2.02)%	(1.76)%	(1.19)%		(1.89)%	(1.91)%
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	32.45%

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS C

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$14.80	$15.84	$13.63		$9.22	$11.26
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.26)	(0.17)		(0.19)	(0.20)
Net realized and unrealized gain (loss) on investments	3.26	(0.35)	2.82		4.60	(1.84)
Total from Investment Operations	2.94	(0.61)	2.65		4.41	(2.04)
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—	—
Net Asset Value, End of Year	$16.30	$14.80	$15.84		$13.63	$9.22

Total Return	20.48%	(3.78)%	19.61%	øø	47.83%	(18.12)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$35,549	$37,876	$44,185		$31,832	$20,316
Ratio of expenses to average net assets	2.48%	2.51%	2.50%		2.56%	2.63%
Ratio of net investment loss to average net assets	(2.02)%	(1.76)%	(1.19)%		(1.89)%	(1.91)%
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	32.45%

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS D

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$14.79	$15.84	$13.63		$9.22	$11.26
Income (Loss) from Investment Operations:
Net investment loss	(0.32)	(0.26)	(0.17)		(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	3.28	(0.36)	2.82		4.61	(1.84)
Total from Investment Operations	2.96	(0.62)	2.65		4.41	(2.04)
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—	—
Net Asset Value, End of Year	$16.31	$14.79	$15.84		$13.63	$9.22

Total Return	20.63%	(3.84)%	19.61%	øø	47.83%	(18.12)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$57,281	$55,187	$61,889		$42,763	$30,335
Ratio of expenses to average net assets	2.48%	2.51%	2.50%		2.56%	2.63%
Ratio of net investment loss to average net assets	(2.02)%	(1.76)%	(1.19)%		(1.89)%	(1.91)%
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	32.45%

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS I

	Year Ended December 31,
	2006	2005	2004		2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$16.21	$17.09	$14.48		$9.66	$11.63
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.12)	(0.07)	0.02		(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	3.61	(0.38)	3.03		4.88	(1.91)
Total from Investment Operations	3.49	(0.45)	3.05		4.82	(1.97)
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—	—
Net Asset Value, End of Year	$18.26	$16.21	$17.09		$14.48	$9.66

Total Return	22.11%	(2.56)%	21.23%	øø	49.90%	(16.94)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$10,201	$9,141	$8,976		$6,585	$3,613
Ratio of expenses to average net assets	1.18%	1.18%	1.19%		1.27%	1.26%
Ratio of net investment income (loss) to average net assets	(0.71)%	(0.43)%	0.12%		(0.60)%	(0.54)%
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	32.45%
Without expense reimbursement:**
Ratio of expenses to average net assets						1.30%
Ratio of net investment loss to average net assets						(0.58)%

See footnotes on page 46.

Financial Highlights

Smaller-Cap Value Fund

CLASS R

	Year Ended December 31,				4/30/03* to 12/31/03
	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$15.72	$16.73	$14.31		$10.27
Income (Loss) from Investment Operations:
Net investment loss	(0.26)	(0.20)	(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	3.51	(0.38)	2.97		4.15
Total from Investment Operations	3.25	(0.58)	2.86		4.04
Less Distributions:
Distributions from Net Realized Capital Gain	(1.44)	(0.43)	(0.44)		—
Net Asset Value, End of Period	$17.53	$15.72	$16.73		$14.31

Total Return	21.27%	(3.39)%	20.15%	øø	39.34%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,448	$3,156	$1,903		$2
Ratio of expenses to average net assets	1.99%	2.01%	2.00%		2.03%	†
Ratio of net investment loss to average net assets	(1.52)%	(1.26)%	(0.69)%		(1.38)%	†
Portfolio turnover rate	35.40%	25.06%	32.70%		26.48%	ø

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed expenses for certain periods presented.
†	Annualized.
#	Less than + or – $0.01 per share.
ø	Computed at the Fund level for the year ended December 31, 2003.
øø	Excluding the effect of certain payments received from the Manager in 2004, total return would have been as follows: Large-Cap Value Fund Class A, B, C, D, I and R, 15.68%, 14.74%, 14.74%, 14.76%, 16.36%, and 15.27%, respectively; and for Smaller-Cap Value Fund Class A, B, C, D, I and R, 20.57%, 19.60%, 19.60%, 19.60%, 21.22%, and 20.14%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,

Seligman Value Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Value Fund Series, Inc. (the “Funds”), comprising the Seligman Large-Cap Value Fund and the Seligman Smaller-Cap Value Fund, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Value Fund Series, Inc. as of December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2007

Required Federal Income Tax Information (unaudited)

Dividends paid by Seligman Large-Cap Value Fund for the year ended December 31, 2006 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the dividends paid to corporate shareholders qualify for the dividends received deduction. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2006, the Large-Cap Value Fund designates 100%, or the maximum allowable, of its dividend distributions paid as qualified dividends to individual shareholders. In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors of Seligman Value Fund Series, Inc., of which the Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund are each a separate series, unanimously approved the continuance of the Management Agreement with the Manager in respect of each Fund at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Funds gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Funds and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage each Fund, the overall arrangements between each Fund and the Manager as provided in the Management Agreements, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Funds. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of each Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Funds.

Costs of Services Provided and Profitability

The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Funds. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationship with each Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with either Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Funds in respect of shares held in certain accounts, and that the Funds’ distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Funds. The directors concluded that the fall-out benefits realized by the Manager from its relationship with each Fund were appropriate.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Funds at each regular Board meeting during the year. The directors reviewed performance information for each Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three- and five-year rolling periods ending September 30, 2006. The directors also reviewed information about the portfolio turnover rates of each Fund compared to other investment companies with similar investment objectives.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

With respect to Seligman Large-Cap Value Fund, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper Large-Cap Value Fund Average, the Russell 1000 Value Index, the S&P 500 Index, the S&P 500/Citigroup Value Index, the Lipper Multi-Cap Value Funds Average and a group of competitor funds selected by the Manager. The directors also noted that the Seligman Large-Cap Value Fund’s Lipper ranking was above or only slightly below the median for the one- and three-year periods, and that the Fund had varyingly performed above or below its benchmarks in the periods shown. Taking into account these comparisons and the other factors considered, the directors concluded that Seligman Large-Cap Value Fund’s investment results over time had been satisfactory.

With respect to Seligman Smaller-Cap Value Fund, the directors reviewed information showing performance of the Fund compared to other funds in the Lipper Small-Cap Core Funds Average, Lipper Small-Cap Value Funds Average, the Russell 2000 Value Index and to a group of competitor funds selected by the Manager. The directors noted that the Fund’s results were below its benchmarks for the five-year period, but had been above them in other periods shown. For the first nine months of 2006, the Fund’s results were above the Lipper Small-Cap Core Funds Average and below the other benchmarks. The directors also noted that the Fund’s Lipper ranking was in the first quartile for the one-year period ended September 30, 2006, although it was significantly lower in the corresponding three- and five-year periods. Taking into account these comparisons and the other factors considered, the directors concluded that Seligman Smaller-Cap Value Fund’s investment results over time had been satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rates paid by the Funds to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The directors also considered the fees the Manager charges other clients with investment objectives similar to those of the Funds.

The directors noted that the Manager manages registered investment companies that are “clones” of the Funds but are sold exclusively to insurance company separate accounts. The directors further noted that the management fee rates paid each Fund is the same as the management fee rate paid by its “clone” portfolio. However, the directors noted that although each Fund’s management fee rate schedule did not include breakpoints, the management fee rate for its corresponding “clone” portfolio did include breakpoints (which had not been reached). The directors concluded that in view of each Fund’s current asset levels and those reasonably anticipated over the next year it was not necessary at this time to request the Manager to consider implementing breakpoints.

The Manager also manages accounts for institutional clients with investment objectives similar to those of Seligman Large-Cap Value Fund and Seligman Smaller-Cap Value Fund. The management fee rates payable by the Manager’s institutional clients with investment objectives similar to Seligman Large-Cap Value Fund are lower, and in some cases much lower, than the rates paid by the Fund. The management fee rates payable by the Manager’s institutional clients with investment objectives similar to Seligman Smaller-Cap Value Fund are generally, but not always, lower, and in some cases much lower, than the rates paid by the Fund. The Manager reviewed with the directors the significantly greater scope of the services it provides the Funds relative to institutional clients. The Manager also noted that since open-end funds, such as the Funds, are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. The directors acknowledged and understood these considerations and accordingly gave appropriate weight to these fee comparisons.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The Manager noted that an unregistered investment company, with investment objectives similar to those of the Seligman Large-Cap Value Fund, whose shares are sold primarily outside the United States, is a client of the Manager. The fee rate charged to that company is higher than that charged to the Fund, with the exception of a class of securities of such company offered exclusively to institutional investors, which has a lower rate than the Fund.

The directors also compared the management fee rate payable by each Fund to the rate paid by a subset of funds, with assets more closely comparable to those of each Fund, in its respective Lipper category (a “peer group”). With respect to Seligman Large-Cap Value Fund, the information showed that the Fund’s current effective management fee rate was slightly lower than both the average and the median for its peer group. With respect to Seligman Smaller-Cap Value Fund, the information showed that the Fund’s current effective management fee rate was within the range of management fees rates of its peer group, although it was somewhat higher than the average and the median for the peer group.

The directors also considered the total expense ratio of each Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of each Fund, the directors noted that the Fund has elected to have shareholder services provided by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided each Fund and its shareholders with a consistently high level of service.

The directors noted that Seligman Large-Cap Value Fund’s expense ratio was higher than the median and the average for its Lipper peer group, although it was not the highest in that peer group. The Manager explained that this was largely attributable to expenses of SDC resulting in part from Seligman Large-Cap Value Fund’s large number of small accounts. The directors concluded that the Seligman Large-Cap Value Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

The directors noted that Seligman Smaller-Cap Value Fund’s expense ratio was considerably higher than the median and the average for its Lipper peer group. The Manager explained that this was in part attributable to the Fund’s management fee rate, which was somewhat higher than the median for the peer group, and also to expenses of SDC resulting in part from the Fund’s large number of small accounts. The directors concluded that the Seligman Smaller-Cap Value Fund’s expense ratio was acceptable in light of the high quality of service that the Fund receives and the other factors considered.

Economies of Scale

The directors noted that neither Fund’s management fee schedules contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. They also observed that in the mutual fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the absence of breakpoints in each Fund’s fee rate schedule was acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Value Fund Series, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] •Director: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] •Director: December 2006 to Date** •Oversees 57 Portfolios in Fund Complex	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] •Director: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] •Director: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

See footnotes on page 56.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] •Director: 2000 to Date •Oversees 60 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] •Director: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] •Director: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 56.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris* (68) •Director and Chairman of the Board: 1997 to Date •Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54) •Director and President: 1997 to Date •Chief Executive Officer: 2002 to Date •Oversees 60 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

Neil T. Eigen (63) •Vice President and Co-Portfolio Manager: 1997 to Date	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Senior Managing Director, Chief Investment Officer, and Director of Equity Investing, Bear Stearns Asset Management.

Eleanor T.M. Hoagland (55) •Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

Thomas G. Rose (49) •Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

See footnotes on page 56.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Seriesø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Richard S. Rosen (48) •Vice President and Co-Portfolio Manager: 1997 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Large-Cap Value Portfolio and Smaller-Cap Value Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.

Lawrence P. Vogel (50) •Vice President: 1997 to Date •Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) •Secretary: 1997 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Series’ Statement of Additional Information (SAI) includes additional information about Series directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Series, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Series, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee

2 Director Nominating Committee

3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Series will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Value Fund Series, Inc., which contains information about the investment objectives, risks, charges, and expenses of each Fund, each of which should be considered carefully before investing or sending money.

EQVA2 12/06

ITEM 2.	CODE OF ETHICS.

As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$75,150	$71,570
Audit-Related Fees	–	–
Tax Fees	5,000	4,700
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN VALUE FUND SERIES, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 9, 2007

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 9, 2007

SELIGMAN VALUE FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.